PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED MAY 25, 2011

TO THE PROSPECTUS DATED MAY 3, 2011

The following information supplements the information found in the prospectus for the Global X Funds.

Effective May 26, 2011, the following fund will be available for purchase:

Global X Fertilizers/Potash ETF (SOIL)

The following funds are not available for purchase:

Global X Rare Earths ETF (RERX)

Global X Strategic Metals ETF (SMX)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE